                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 14, 2005

                          MORGAN STANLEY CAPITAL I INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                    333-125593                54-2169477
(State or Other Jurisdiction   (Commission File Number)         54-2169478
       Incorporation)                                           54-2169479
                                                                54-2169480
                                                                54-6658774
                                                             (I.R.S. Employer
                                                          Identification Number)

                                  1585 Broadway
                                    2nd Floor
                            New York, New York 10036
                          (principal executive offices)
        Registrant's telephone number, including area code (212) 761-4000

--------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.14e-4(c))

Item 8.01 Other Events

Filing of Computational Materials

          In connection with the offering of the Commercial Mortgage
Pass-Through Certificates, Series 2005-HQ7 MORGAN STANLEY & CO. INC., as the
Underwriter of the Underwritten Certificates, has prepared certain materials for distribution to its potential investors. Although the Company provided Morgan
Stanley & Co. Inc. with certain information regarding the characteristics of the
Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

          For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or
Classes of Certificates, any of the following: yield; average life; duration;
expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The
Computational Materials are attached hereto as Exhibit 99.1 hereto.

----------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement, of
Morgan Stanley Capital I Inc., relating to its Morgan Stanley Capital I Trust
2005-HQ7, Commercial Mortgage Pass-Through Certificates, Series 2005-HQ7.

Section 9 Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

          (a) Financial Statements of Business Acquired

          Not applicable.

          (b) Pro Forma Financial Information

          Not applicable.

          (c) Exhibits:

Exhibit No.   Description
-----------   -----------
99.1          Computational Materials

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 16, 2005

MORGAN STANLEY CAPITAL I INC.

By:   /s/ Warren Friend
    ---------------------------
    Name: Warren Friend
    Title: Vice President